DERIVATIVE INSTRUMENTS	12 Months Ended
Dec. 31, 2014
DERIVATIVE INSTRUMENTS [Abstract]
DERIVATIVE INSTRUMENTS
NOTE 8:-	DERIVATIVE INSTRUMENTS

To protect against changes in value of forecasted foreign currency cash flows resulting from salaries and related payments that are denominated in NIS, the Company has entered into foreign currency forward contracts. These contracts are designated as cash flows hedges, as defined by ASC 815, as amended, and are considered highly effective as hedges of these expenses.

During the years ended December 31, 2014, 2013 and 2012, the Company recognized net income (loss) related to the effective portion of its hedging instruments. The effective portion of the hedged instruments has been included as an offset (addition) of payroll expenses and other operating expenses in the statement of operations in the following line items:

	December 31,
	2014	2013	2012
Cost of revenues of products	$(107)	$339	$(89)
Cost of revenues of services	(413)	148	(90)
Research and development, net	-	717	(285)
Selling and marketing	(166)	297	(106)
General and administrative	(201)	402	(153)

	$(887)	$1,903	$(723)

The ineffective portion of the hedged instrument which was recorded during the years ended December 31, 2014, 2013 and 2012, was immaterial and has been recorded as financial income (loss).

The Company's subsidiary entered into forward contracts in order to hedge the exposure to variability in expected future cash flows resulting from changes in related foreign currency exchange rates. These contracts did not meet the requirement for hedge accounting. The amount recorded as financial income related to these contracts in 2014, 2013 and 2012 was $1,949, $0 and $0, respectively.